UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 22, 2004

First Security Bancorp, Inc.

(Exact Name of Registrant as Specified in Charter)
Kentucky	000-49781	61-1364206

(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

318 East Main Street	Lexington, Kentucky	40507

(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:  (859) 367-3700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7.  Financial Statements and Exhibits

               Exhibits (furnished pursuant to Item 9 and Item 12:

              The exhibit listed on the Exhibit List of this Form 8-K is furnished as a part of this Report.

ITEM 9.  Regulation FD Disclosure.

               See Item 12 below which is incorporated in this Item 9 by reference.

ITEM 12.  Results of Operations and Financial Condition.

               First Security Bancorp, Inc. announced its financial results for the quarter ended
               March 31, 2004 by press release, dated April 22, 2004. A copy of the press release is attached as Exhibit 99.1.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST SECURITY BANCORP, INC.
Date: April 22, 2004	By: /s/ R. Douglas Hutcherson R. Douglas Hutcherson President and Chief Executive Officer

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